SUPPLEMENT TO THE PROSPECTUS
Supplement dated May 17, 2022, to the Prospectus dated July 29, 2021.

MFS® Municipal Income Fund
Class A1 & B1 Shares

Effective July 1, 2022, the Class A1 initial sales charge table and following paragraph in the sub-section entitled "Sales Charges and Waivers and Reductions" under the main heading entitled "Description of Share Classes" are restated in their entirety as follows:
	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 or more	None	None

*
Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A1 shares without an initial sales charge when you invest $250,000 or more in Class A1 shares. However, for purchasers other than eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level ("Employer Retirement Plans")), a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

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